UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    April 14, 1999
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                           CGB&L Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        O-24793                 37-1374123
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(State of other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


               229 East South Street, Cerro Gordo, Illinois 61618
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     (Address of principal executives offices)              (Zip Code)


Registrant's telephone number, including area code      (217) 763-2911
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         (Former name or former address, if changed since last report.)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS.

         On April 14, 1999, the Board of Directors of the Registrant amended its bylaws to change the Registrant's Annual Meeting date to the second Wednesday in August. The first annual meeting of shareholders since the Registrant offered its common stock will be Wednesday, August 11, 1999.

         A complete set of the bylaws as amended will be filed with the Registrant's Form 10-K for the year ended March 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registra1nt has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CGB&L Financial Group, Inc.
                                                --------------------------------
                                                            (Registrant)



Date:             April 20, 1999                /s/ Maralyn Heckman
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                                                Maralyn Heckman, President